Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3

AMENDMENT NO. 3 (this “Agreement”) dated as of July 23, 2015 by and among ARES HOLDINGS L.P., a Delaware limited partnership (as successor by conversion to Ares Holdings LLC) (“Ares Holdings”), ARES DOMESTIC HOLDINGS L.P., a Delaware limited partnership (“Ares Domestic Holdings”), ARES INVESTMENTS L.P., a Delaware limited partnership (as successor by conversion to Ares Investments LLC) (“Ares Investments”), ARES REAL ESTATE HOLDINGS L.P., a Delaware limited partnership (“Ares Real Estate”, together with Ares Holdings, Ares Domestic Holdings, Ares Investments and any other Person that thereafter become borrowers under the Credit Agreement by joinder, are referred to hereinafter individually and collectively, jointly and severally, as the “Borrower”), the Guarantors party hereto, the lenders identified on the signature pages hereto (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”) and JPMorgan Chase Bank, N.A., as Agent.

RECITALS

WHEREAS, the Borrower, the Guarantors party thereto, the Lenders party thereto and Agent are party to that certain Sixth Amended and Restated Senior Credit Agreement, dated as of April 21, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower, the Guarantors, the Agent and the Lenders have agreed to amend the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the foregoing recital, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.  Definitions.  Except as otherwise defined in this Agreement, terms defined in the Credit Agreement are used herein as defined therein.  This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

Section 2.  Amendments.  Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01.  References Generally.  References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02.       Amendment to Section 1.1.   The definition of “Debt” contained in Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence at the end of such definition:

“Notwithstanding any provision in this Agreement to the contrary, for purposes of calculating outstanding Debt with respect to any covenant calculation or compliance hereunder (including but not limited to compliance with Section 6.13 or any reference thereto), such calculation of Debt shall be net of any cash of PTP, any other Loan Party or any of their respective Subsidiaries (including but not limited to any cash on hand as a result of the incurrence of any indebtedness (including any indebtedness incurred hereunder)); provided that (A) the netting of any cash on hand as a result of the incurrence of any

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indebtedness that is not repaid within 7 days of such incurrence shall be capped at no greater than $750,000,000 and (B) all netted cash shall be used solely to fund the consummation of a New Acquisition or transaction related thereto.”

2.03.       Amendment to Section 6.13(b).  Section 6.13(b) of the Credit Agreement shall be amended and restated in its entirety as follows:

“Debt to Adjusted EBITDA. Permit the ratio of (i) the total outstanding amount of Debt of PTP and the Loan Parties and their respective Subsidiaries on a Stand Alone Basis as of the last day of any four fiscal quarter period of PTP, commencing with the four fiscal quarter period ending March 31, 2014, to (ii) the Adjusted EBITDA of PTP and the Loan Parties and their respective Subsidiaries on a Stand Alone Basis for such period, to be greater than (A) for each fiscal period ending on or prior to December 31, 2016, 3.75:1.00 and (B) thereafter, 3.50:1.00.”

2.04.       Amendment to Section 11.11.  Section 11.11 of the Credit Agreement shall by amended by deleting the following phrase “Agent and Lenders each individually (and not jointly or jointly and severally) agree that material, non-public information regarding PTP and its Subsidiaries, their operations, assets, and existing and contemplated business plans shall be treated by Agent and the Lenders in a confidential manner” and inserting in lieu thereof the following:

“Agent and Lenders each individually (and not jointly or jointly and severally) agree that material, non-public information regarding PTP, the Loan Parties and their respective Subsidiaries, their operations, assets, and existing and contemplated business plans shall be treated by Agent and the Lenders in a confidential manner, used only in connection with this Agreement and in compliance with applicable laws, including United States federal or state securities laws”.

Section 3.  Representations and Warranties.

(a)           Each Borrower, individually as to itself only, represents and warrants to the Lenders and the Administrative Agent, that this Agreement has been duly executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)           Each Borrower represents and warrants that on the date hereof the representations and warranties of such Borrower set forth in Article IV of the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof, provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.

Section 4.  Conditions Precedent.  The amendments set forth in Section 2 hereof shall become effective, as of the date hereof (other than the amendment set forth in Section 2.03, which shall not become effective until the first quarter in which a New Acquisition is consummated after the date hereof), upon satisfaction of the following conditions:

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(a)           Execution.  The Administrative Agent shall have received counterparts of this Agreement executed by the Borrower and the Lenders constituting the Required Lenders under the Credit Agreement.

Section 5.  Effect.  Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

Section 6.  Confirmation of Loan Documents.  As of the date of hereof and after giving effect to this Agreement, the Borrower hereby confirms and ratifies all of its obligations under the Credit Agreement and each other Loan Document to which it is a party.  By its execution on the respective signature lines provided below, as of the date hereof and after giving effect to this Agreement, each of the Guarantors hereby (a) confirms and ratifies all of its obligations and (b) represents and warrants that the representations and warranties set forth herein, the Credit Agreement and in such other Loan Documents are true and correct in all material respects on the date hereof as if made on and as of such date (except to the extent that any representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall have been true and correct as of such earlier date); provided that any representation and warranty that is qualified as to materiality or material adverse effect shall, after giving effect to such qualifications as set forth therein, be true and correct in all respects.  This Agreement is deemed to be a “Loan Document” for the purposes of the Credit Agreement.

Section 7.  Miscellaneous.  Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.  Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.  This Agreement and any right, remedy, obligation, claim, controversy, dispute or cause of action (whether in contract, tort or otherwise) based upon, arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the law of the State of New York without regard to conflicts of law principles that would lead to the application of laws other than the law of the State of New York.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BORROWERS:

ARES HOLDINGS L.P.,
a Delaware limited partnership
By: Ares Holdings Inc., its general partner

By:	/s/ Naseem Sagati
	Name:	Naseem Sagati
	Title:	Authorized Signatory

ARES INVESTMENTS L.P.,
a Delaware limited partnership
By: Ares Management, L.P., its general
partner
By: Ares Management GP LLC, its general
partner

By:	/s/ Naseem Sagati
	Name:	Naseem Sagati
	Title:	Authorized Signatory

ARES DOMESTIC HOLDINGS L.P.,
a Delaware limited partnership
By: Ares Domestic Holdings Inc., its general
partner

By:	/s/ Naseem Sagati
	Name:	Naseem Sagati
	Title:	Authorized Signatory

ARES REAL ESTATE HOLDINGS L.P.,
a Delaware limited partnership
By: Ares Real Estate Holdings LLC, its
general partner

By:	/s/ Naseem Sagati
	Name:	Naseem Sagati
	Title:	Authorized Signatory

[Signature Page to Amendment No. 3 – Ares]

GUARANTORS:

ARES HOLDINGS INC.

By:	/s/ Naseem Sagati
	Name:	Naseem Sagati
	Title:	Authorized Signatory

ARES DOMESTIC HOLDINGS INC.

By:	/s/ Naseem Sagati
	Name:	Naseem Sagati
	Title:	Authorized Signatory

ARES REAL ESTATE HOLDINGS LLC

By:	/s/ Naseem Sagati
	Name:	Naseem Sagati
	Title:	Authorized Signatory

ARES MANAGEMENT, L.P.

By: Ares Management GP LLC, its general
partner

By:	/s/ Naseem Sagati
	Name:	Naseem Sagati
	Title:	Authorized Signatory

ARES MANAGEMENT LLC

By:	/s/ Naseem Sagati
	Name:	Naseem Sagati
	Title:	Authorized Signatory

[Signature Page to Amendment No. 3 – Ares]

ARES INVESTMENTS HOLDINGS
LLC

By:	/s/ Naseem Sagati
	Name:	Naseem Sagati
	Title:	Authorized Signatory

ARES FINANCE CO. LLC

By:	/s/ Naseem Sagati
	Name:	Naseem Sagati
	Title:	Authorized Signatory

[Signature Page to Amendment No. 3 – Ares]

JPMORGAN CHASE BANK, N.A.,
as Agent

By:	/s/ Lauren Gubkin
	Name:	Lauren Gubkin
	Title:	Vice President
J.P. Morgan

BANK OF AMERICA, N.A.:

as a Lender

By:	/s/ Dominic Malleo
	Name:	Dominic Malleo
	Title:	Director

Morgan Stanley Bank, N.A., as a Lender

By:	/s/ Harry Comninellis
	Name:	Harry Comninellis
	Title:	Authorized Signatory

Bank Name:
GOLDMAN SACHS BANK USA
as a Lender

By:	/s/ Jamie Minieri
	Name:	Jamie Minieri
	Title:	Authorized Signatory

CREDIT SUISSE AG, CAYMAN
ISLANDS BRANCH

as a Lender

By:	/s/ Doreen Barr
	Name:	Doreen Barr
	Title:	Authorized Signatory

By:	/s/ Lingzi Huang
	Name:	Lingzi Huang
	Title:	Authorized Signatory

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Luke Syme
	Name:	Luke Syme
	Title:	Assistant Vice President

Bank Name: Citibank, N.A.

as a Lender

By:	/s/ Alexander Duka
	Name:	Alexander Duka
	Title:	Vice President

DEUTSCHE BANK AG NEW YORK
BRANCH,
as a Lender

By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

By:	/s/ Michael Shannon
	Name:	Michael Shannon
	Title:	Vice President

Wells Fargo Bank, N.A.
as a Lender

By:	/s/ Luke Harbinson
	Name:	Luke Harbinson
	Title:	Director

Royal Bank of Canada
as a Lender

By:	/s/ Tim Stephens
	Name:	Tim Stephens
	Title:	Authorized Signatory

Bank Name: The Bank of New York
Mellon, as a Lender

By:	/s/ Jean Earley
	Name:	Jean Earley
	Title:	Vice President

SUMITOMO MITSUI BANKING CORPORATION
as Lender

By:	/s/ Ken Takahashi
	Name:	Ken Takahashi
	Title:	Managing Director

U.S. Bank National Association,
as a Lender

By:	/s/ Barry K. Chung
	Name:	Barry K. Chung
	Title:	Sr. Vice President

MUFG UNION BANK, N.A.
(F/K/A UNION BANK, N.A.)
as a Lender

By:	/s/ Y. Joanne Si
	Name:	Y. Joanne Si
	Title:	Vice President

Bank Name:
SunTrust Bank
as a Lender

By:	/s/ Doug Kennedy
	Name:	Doug Kennedy
	Title:	Vice President

City National Bank, N.A.

By:	/s/ Brandon Feitelson
	Name:	Brandon Feitelson
	Title:	SVP